united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 8/31

Date of reporting period: 8/31/24

Item 1. Reports to Stockholders.

(a)

Hundredfold Select Alternative Fund - Service Class (SFHYX)

Annual Shareholder Report - August 31, 2024

Fund Overview

This annual shareholder report contains important information about Hundredfold Select Alternative Fund for the period of September 1, 2023 to

August 31, 2024.  You can find additional information about the Fund and its performance at hundredfoldselect.com/index.php/investor-materials.  You can also request this information by contacting us at (855) 582-8006.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$232	2.20%

How did the Fund perform during the reporting period?

The Hundredfold Select Alternative Fund Service Class Share (SFHYX) earned 10.57% for the twelve months ending August 31, 2024. The Bloomberg U.S. Aggregate Bond Index earned 7.30%, and the Standard & Poor’s 500 Total Return Index earned 27.14% for the same period. The Fund is actively managed to anticipate and respond to trends in different types of fixed income as well as opportunities in both equity securities and commodities.

The Federal Reserve Bank had set the Fed Funds rate in July 2023, at 5.25%-5.50%, a 22-year high. The Fund reduced its exposure in multiple fixed income categories, primarily high yield, but also floating rate instruments. Third quarter economic growth as measured by GDP exceeded expectations. Treasury bond prices touched new lows for the rate cycle and most interest-sensitive sectors followed. The Fund remained in a defensive stance. In November, interest rates declined and Treasuries rose as investors expressed conviction that the Fed was in the latter stage of its rate hiking cycle. Both economically sensitive and interest rate sensitive bond categories rose. The Fund added exposure to both categories as well as to equities. Treasury yields rose modestly in January and February as the Fed signaled that a reduction in interest rates should not be expected until later in the year. The Fund tactically adjusted both its bond and equities portfolio. Since the beginning of the period, the Fund had held light and opportunistic commodity exposure; in March and April, it engaged in tactical oil and gold trades and eliminated its equity positions. Treasury yields followed a slowly declining trend from their peak in April through August. The Fund increased its exposure primarily in the municipal and preferred sectors, while reducing its high yield investments modestly and cutting its floating rate positions in half. Tactical commodity trades focused on precious metals and currencies and tactical equity trades leaned toward large caps.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hundredfold Select Alternative Fund
S&P 500® Index
Bloomberg U.S. Aggregate Bond Index
$40,000
$30,000
$20,000
$10,000
$0
$33,882
$18,495
$11,765
Aug-2014
Aug-2015
Aug-2016
Aug-2017
Aug-2018
Aug-2019
Aug-2020
Aug-2021
Aug-2022
Aug-2023
Aug-2024

	Hundredfold Select Alternative Fund	S&P 500® Index	Bloomberg U.S. Aggregate Bond Index
Aug-2014	$10,000	$10,000	$10,000
Aug-2015	$9,978	$10,048	$10,155
Aug-2016	$10,486	$11,309	$10,761
Aug-2017	$11,366	$13,145	$10,814
Aug-2018	$11,824	$15,730	$10,701
Aug-2019	$12,061	$16,189	$11,789
Aug-2020	$15,419	$19,740	$12,553
Aug-2021	$18,362	$25,893	$12,542
Aug-2022	$16,982	$22,986	$11,098
Aug-2023	$16,727	$26,650	$10,965
Aug-2024	$18,495	$33,882	$11,765

Average Annual Total Returns

	1 Year	5 Years	10 Years
Hundredfold Select Alternative Fund	10.57%	8.93%	6.34%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%
S&P 500® Index	27.14%	15.92%	12.98%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$151,798,792
Number of Portfolio Holdings	26
Advisory Fee	$1,702,017
Portfolio Turnover	334%

Investment Model Exposure 2.02 (1=100%)

(value greater than 1 indicates use of leverage)

Pie chart indexed to 100%, net exposure

Value	Value
Bond Other	76.30
High Yield Bond	65.97
Equity	39.70
Floating Rate	12.12
Net Managed Futures	8.01
Alternative Other	0.00

What did the Fund invest in?

Portfolio Allocation (% of total (including notional) exposure)

Bond Other	76.30%
High Yield Bond	65.97%
Equity	39.70%
Floating Rate	12.12%
Net Managed Futures	8.01%
Alternative Other	0.00%
202.10%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Franklin High Income Fund	17.3%
Nuveen Floating Rate Income Fund/Open End, Class I	12.2%
Nuveen High Yield Income Fund	11.5%
Payden High Income Fund	9.9%
United States Treasury Bill	9.2%
PIMCO Preferred and Capital Security Fund, Institutional Class, Institutional Class	5.0%
BlackRock High Yield Municipal Fund, Class K	4.9%
Fidelity Money Market Government Portfolio Class I, Institutional Class	3.8%
First American Government Obligations Fund Class X	0.7%

The Fund generally invests its assets in the above six categories.  A zero "0" indicates no assets for this category as of the end of the reporting period.  In addition to the top ten cash holdings, significant exposure in the Fund was attained by the following swaps on mutual funds: $22.8 million Principal Spectrum Preferred and Capital Securities Income Fund, $17.3 million American Funds American High-Income Trust, and $17.3 million Nuveen Preferred Securities & Income Fund.

Material Fund Changes

No material changes occurred during the year ended August 31, 2024.

Hundredfold Select Alternative Fund - Service Class (SFHYX)

Annual Shareholder Report - August 31, 2024

Additional information is available on the Fund's website (hundredfoldselect.com/index.php/investor-materials), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 083124-SFHYX

Hundredfold Select Alternative Fund - Investor Class (HFSAX)

Annual Shareholder Report - August 31, 2024

Fund Overview

This annual shareholder report contains important information about Hundredfold Select Alternative Fund for the period of September 1, 2023 to

August 31, 2024.  You can find additional information about the Fund and its performance at hundredfoldselect.com/index.php/investor-materials.  You can also request this information by contacting us at (855) 582-8006.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$136	1.29%

How did the Fund perform during the reporting period?

The Hundredfold Select Alternative Fund Service Class Share (SFHYX) earned 11.56% for the twelve months ending August 31, 2024. The Bloomberg U.S. Aggregate Bond Index earned 7.30%, and the Standard & Poor’s 500 Total Return Index earned 27.14% for the same period. The Fund is actively managed to anticipate and respond to trends in different types of fixed income as well as opportunities in both equity securities and commodities.

The Federal Reserve Bank had set the Fed Funds rate in July 2023, at 5.25%-5.50%, a 22-year high. The Fund reduced its exposure in multiple fixed income categories, primarily high yield, but also floating rate instruments. Third quarter economic growth as measured by GDP exceeded expectations. Treasury bond prices touched new lows for the rate cycle and most interest-sensitive sectors followed. The Fund remained in a defensive stance. In November, interest rates declined and Treasuries rose as investors expressed conviction that the Fed was in the latter stage of its rate hiking cycle.  Both economically sensitive and interest rate sensitive bond categories rose. The Fund added exposure to both categories as well as to equities. Treasury yields rose modestly in January and February as the Fed signaled that a reduction in interest rates should not be expected until later in the year. The Fund tactically adjusted both its bond and equities portfolio. Since the beginning of the period, the Fund had held light and opportunistic commodity exposure; in March and April, it engaged in tactical oil and gold trades and eliminated its equity positions. Treasury yields followed a slowly declining trend from their peak in April through August. The Fund increased its exposure primarily in the municipal and preferred sectors, while reducing its high yield investments modestly and cutting its floating rate positions in half.  Tactical commodity trades focused on precious metals and  currencies and tactical equity trades leaned toward large caps.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

Hundredfold Select Alternative Fund
S&P 500® Index
Bloomberg U.S. Aggregate Bond Index
$3,400,000
$2,720,000
$2,040,000
$1,360,000
$680,000
$0
$3,388,219
$2,025,771
$1,176,539
Aug-2014
Aug-2015
Aug-2016
Aug-2017
Aug-2018
Aug-2019
Aug-2020
Aug-2021
Aug-2022
Aug-2023
Aug-2024

	Hundredfold Select Alternative Fund	S&P 500® Index	Bloomberg U.S. Aggregate Bond Index
Aug-2014	$1,000,000	$1,000,000	$1,000,000
Aug-2015	$1,006,542	$1,004,779	$1,015,549
Aug-2016	$1,067,656	$1,130,909	$1,076,142
Aug-2017	$1,167,838	$1,314,502	$1,081,437
Aug-2018	$1,225,500	$1,572,953	$1,070,091
Aug-2019	$1,261,651	$1,618,908	$1,178,947
Aug-2020	$1,628,011	$1,974,044	$1,255,263
Aug-2021	$1,956,558	$2,589,268	$1,254,207
Aug-2022	$1,826,695	$2,298,555	$1,109,775
Aug-2023	$1,815,867	$2,665,049	$1,096,533
Aug-2024	$2,025,771	$3,388,219	$1,176,539

Average Annual Total Returns

	1 Year	5 Years	10 Years
Hundredfold Select Alternative Fund	11.56%	9.93%	7.31%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.64%
S&P 500® Index	27.14%	15.92%	12.98%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$151,798,792
Number of Portfolio Holdings	26
Advisory Fee	$1,702,017
Portfolio Turnover	334%

Investment Model Exposure 2.02 (1=100%)

(value greater than 1 indicates use of leverage)

Pie chart indexed to 100%, net exposure

Value	Value
Bond Other	76.30
High Yield Bond	65.97
Equity	39.70
Floating Rate	12.12
Net Managed Futures	8.01
Alternative Other	0.00

What did the Fund invest in?

Portfolio Allocation (% of total (including notional) exposure)

Bond Other	76.30%
High Yield Bond	65.97%
Equity	39.70%
Floating Rate	12.12%
Net Managed Futures	8.01%
Alternative Other	0.00%
202.10%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Franklin High Income Fund	17.3%
Nuveen Floating Rate Income Fund/Open End, Class I	12.2%
Nuveen High Yield Income Fund	11.5%
Payden High Income Fund	9.9%
United States Treasury Bill	9.2%
PIMCO Preferred and Capital Security Fund, Institutional Class, Institutional Class	5.0%
BlackRock High Yield Municipal Fund, Class K	4.9%
Fidelity Money Market Government Portfolio Class I, Institutional Class	3.8%
First American Government Obligations Fund Class X	0.7%

The Fund generally invests its assets in the above six categories.  A zero "0" indicates no assets for this category as of the end of the reporting period.  In addition to the top ten cash holdings, significant exposure in the Fund was attained by the following swaps on mutual funds: $22.8 million Principal Spectrum Preferred and Capital Securities Income Fund, $17.3 million American Funds American High-Income Trust, and $17.3 million Nuveen Preferred Securities & Income Fund.

Material Fund Changes

No material changes occurred during the year ended August 31, 2024.

Hundredfold Select Alternative Fund - Investor Class (HFSAX)

Annual Shareholder Report - August 31, 2024

Additional information is available on the Fund's website (hundredfoldselect.com/index.php/investor-materials), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 083124-HFSAX

(b)       Not applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       N/A

(c)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)       N/A

(f)       See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 - $18,400

2023 - $17,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

2024 - None

2023 - None

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 - $3,500

2023 – $3,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2024 and 2023, respectively.

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)       All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        Not applicable.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Hundredfold Select Alternative Fund

ANNUAL FINANCIAL STATEMENTS

August 31, 2024

Service Class (SFHYX)

Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

HUNDREDFOLD SELECT ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
August 31, 2024

Shares		Fair Value
	OPEN-END FUNDS — 60.8%
	FIXED INCOME - 60.8%
807,647	BlackRock High Yield Municipal Fund, Class K	$7,478,807
14,999,187	Franklin High Income Fund, Class R6	26,248,578
1,018,113	Nuveen Floating Rate Income Fund/Open End, Class I	18,529,662
973,218	Nuveen High Yield Income Fund, Class I	17,459,525
2,366,403	Payden High Income Fund, Investor Class	15,121,150
802,603	PIMCO Preferred and Capital Security Fund, Institutional Class	7,536,443
		92,374,165

	TOTAL OPEN-END FUNDS (Cost $91,107,934)	92,374,165

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 9.2%
	U.S. TREASURY BILLS — 9.2%
14,068,000	United States Treasury Bill(a)	4.9100	11/07/24	13,940,540

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $13,936,566)			13,940,540

Shares
	SHORT-TERM INVESTMENTS — 4.5%
	MONEY MARKET FUNDS - 4.5%
5,661,925	Fidelity Money Market Government Portfolio Class I, Institutional Class, 5.21%(b)	5,661,925
1,094,160	First American Government Obligations Fund Class X, 5.20%(b)(c)	1,094,160
	TOTAL MONEY MARKET FUNDS (Cost $6,756,085)	6,756,085

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,756,085)	6,756,085

	TOTAL INVESTMENTS - 74.5% (Cost $111,800,585)	$113,070,790
	OTHER ASSETS IN EXCESS OF LIABILITIES - 25.5%	38,728,002
	NET ASSETS - 100.0%	$151,798,792

See accompanying notes to consolidated financial statements.

HUNDREDFOLD SELECT ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
August 31, 2024

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Value	Unrealized Appreciation (Depreciation)
39	CME E-Mini NASDAQ 100 Index Futures	09/23/2024	$15,060,155	$15,305,940	$245,785
68	CME E-Mini Russell 2000 Index Futures	09/23/2024	7,567,855	7,558,540	(9,315)
62	CME E-Mini Standard & Poor’s 500 Index Futures	09/23/2024	16,314,650	17,549,100	1,234,450
71	CME Japanese Yen Currency Futures	09/17/2024	6,119,650	6,088,250	(31,400)
24	COMEX Gold 100 Troy Ounces Futures(c)	12/30/2024	5,927,610	6,066,240	138,630
	TOTAL FUTURES CONTRACTS				$1,578,150

(a)	Zero coupon bond; rate disclosed is the effective yield as of August 31, 2024.

(b)	Rate disclosed is the seven-day effective yield as of August 31, 2024.

(c)	All or a portion of this investment is a holding of the Hundredfold Select Alternative Fund Limited (HFSA Fund Limited).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION: (1)(2)(3)
			Interest	Notional Amount		Upfront
		Termination	Rate	at August 31,		Premiums	Unrealized
Reference Entity	Counterparty	Date	Receivable	2024	Fair Value	Paid	Appreciation
CDX North American High Yield Series 42	BRC	6/20/2029	500 bps	$(7,200,000)	$582,090	$463,767	$118,323

BRC - Barclays Capital

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference security and receive the reference security or (ii) pay a net amount equal to the par value of the defaulted reference security less its recovery value.

(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period end, will serve as an indicator of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a reference security reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the reference security’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)	For centrally cleared swaps, the notional amounts represents the maximum potential the Fund may pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference security.

See accompanying notes to consolidated financial statements.

HUNDREDFOLD SELECT ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
August 31, 2024

TOTAL RETURN SWAPS

		Notional Amount				Unrealized
Number of		at August 31,		Termination		Appreciation
Shares	Reference Entity	2024	Interest Rate Payable(1)	Date	Counterparty	(Depreciation)
Long Position:
1,768,991	American Funds American High-Income Trust® Class F-3	$17,336,108	USD-SOFR plus 165 bp	5/17/2027	BRC	$409,449
1,763,463	Credit Suisse Strategic Income Fund Class I Shares	16,858,712	USD-SOFR plus 165 bp	5/3/2027	BRC	149,068
1,749,137	First Eagle High Yield Municipal Fund Class I	15,200,000	USD-SOFR plus 165 bp	9/24/2025	NGFP	1,022
1,666,667	Franklin High Yield Tax Free Income Fund Class R6	15,116,667	USD-SOFR plus 165 bp	8/2/2027	BRC	(117,659)
2,210,983	Invesco Rochester® Municipal Opportunities Fund Class R6	15,300,000	USD-FED plus 165 bp	9/30/2025	CIBC	(21,475)
87,700	Invesco S&P 500 Equal Weight ETF	15,423,799	USD-FROB plus 55 bp	4/1/2025	NGFP	427,620
1,102,362	Nuveen Preferred Securities & Income Fund Class R6	17,251,969	USD-SOFR plus 165 bp	5/6/2027	BRC	299,193
710,945	PIMCO Income Fund Institutional Class	7,607,109	USD-FED plus 165 bp	9/30/2025	CIBC	980
804,721	PIMCO Preferred and Capital Securities Fund Institutional Class	7,556,330	USD-FED plus 165 bp	9/30/2025	CIBC	41,969
2,472,885	Principal Spectrum Preferred and Capital Securities Income Fund Class R	22,800,000	USD-FED plus 165 bp	9/30/2025	CIBC	(27,683)
18,200	VanEck Semiconductor ETF	4,430,972	USD-FROB plus 55 bp	4/1/2025	NGFP	(134,439)

	Total:					$1,028,045

BRC - Barclays Capital

CIBC - Canadian Imperial Bank of Commerce

FED - Federal Funds Effective Rate

FROB - Federal Reserve Overnight Bank Funding Rate

NGFP - Nomura Global Financial Products, Inc.

SOFR - Secured Overnight Financing Rate

(1)	Interest rate is based upon predeterminied notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
August 31, 2024

Assets:
Investment securities:
At cost	$111,800,585
At value	$113,070,790
Cash collateral for swaps	33,860,000
Deposits with brokers for futures	1,690,365
Unrealized appreciation on futures	1,618,865
Unrealized appreciation on swap contracts - OTC	1,329,301
Net upfront payments on credit default swaps	463,767
Unrealized appreciation on credit default swaps	118,323
Deposits with brokers for swaps	110,110
Receivable:
Dividends and interest	68,408
Fund shares sold	27,275
Swaps - OTC	3,915
Prepaid expenses and other assets	31,759
Total Assets	152,392,878

Liabilities:
Unrealized depreciation on swap contracts - OTC	301,256
Unrealized depreciation on futures	40,715
Payables:
Investment advisory fees	127,381
Distributions (12b-1) fees - Service Class	63,249
Fund shares redeemed	34,903
Related parties	20,810
Shareholder servicing fees - Investor Class	5,772
Total Liabilities	594,086

Net Assets	$151,798,792

Net Assets Consist of:
Paid in Capital	$175,757,343
Accumulated Deficit	(23,958,551)
Net Assets	$151,798,792

Net Asset Value Per Share
Service Class Shares:
Net Assets	$75,343,560
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,279,141
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$22.98

Investor Class Shares:
Net Assets	$76,455,232
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,122,600
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$24.48

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2024

Investment Income:
Dividend income	$7,287,462
Interest income	2,902,769
Total Investment Income	10,190,231

Expenses:
Investment advisory fees	1,702,017
Distribution (12b-1) fees - Service Class	766,552
Operating services fees	329,537
Shareholder servicing fees - Investor Class	84,189
Miscellaneous expense	9,000
Total Operating Expenses	2,891,295
Net Operating Expenses	2,891,295

Net Investment Income	7,298,936

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain from:
Investments	4,335,940
Futures	2,223,428
Swaps	2,895,103
9,454,471
Net change in unrealized appreciation (depreciation) on:
Investments	(229,646)
Futures	582,476
Swaps	708,791
1,061,621

Net Realized and Unrealized Gain on Investments, Futures and Swaps	10,516,092

Net Increase in Net Assets Resulting From Operations	$17,815,028

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2024	August 31, 2023
Operations:
Net investment income	$7,298,936	$6,600,711
Net realized gain (loss) from investments, futures and swaps	9,454,471	(14,860,624)
Net change in unrealized appreciation on investments, futures and swaps	1,061,621	3,733,022
Net Increase (Decrease) in Net Assets Resulting From Operations	17,815,028	(4,526,891)

Distributions to Shareholders from:
Total Distributions Paid
Service Class	(3,820,218)	(3,535,796)
Investor Class	(5,096,565)	(9,211,451)
Total Distributions to Shareholders	(8,916,783)	(12,747,247)

Capital share transactions:
Proceeds from shares sold:
Service Class	5,279,631	9,290,360
Investor Class	29,307,757	45,349,430
Net asset value of shares issued in reinvestment of distributions:
Service Class	3,674,840	3,283,643
Investor Class	4,728,937	8,278,314
Payments for shares redeemed
Service Class	(17,586,108)	(17,709,744)
Investor Class	(73,415,485)	(125,933,253)
Total Decrease in Net Assets From Shares of Beneficial Interest	(48,010,428)	(77,441,250)

Total Decrease in Net Assets	(39,112,183)	(94,715,388)

Net Assets:
Beginning of Year	190,910,975	285,626,363
End of Year	$151,798,792	$190,910,975

Share Activity
Service Class:
Shares Sold	235,533	421,462
Shares issued in reinvestment of distributions	163,140	150,711
Shares Redeemed	(793,576)	(805,961)
Net Decrease in Shares of Beneficial Interest Outstanding	(394,903)	(233,788)

Share Activity
Investor Class:
Shares Sold	1,225,240	1,924,122
Shares issued in reinvestment of distributions	198,255	359,138
Shares Redeemed	(3,091,324)	(5,450,640)
Net Decrease in Shares of Beneficial Interest Outstanding	(1,667,829)	(3,167,380)

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Service Class

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$21.83	$23.12	$27.54	$26.55	$21.72

Income (loss) from investment operations:
Net investment income (loss) (1)	0.84	0.48	(0.18)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	1.43	(0.84)	(1.68)	4.56	5.92
Total from investment operations	2.27	(0.36)	(1.86)	4.46	5.80

Less distributions from:
Net investment income	(1.12)	(0.93)	(1.19)	(1.38)	(0.42)
Net realized gains	—	—	(1.37)	(2.09)	(0.55)
Total distributions	(1.12)	(0.93)	(2.56)	(3.47)	(0.97)

Net asset value, end of year	$22.98	$21.83	$23.12	$27.54	$26.55

Total return (2)	10.57%	(1.50)%	(7.51)%	19.09%	27.84%

Net assets, at end of year (000s)	$75,344	$80,197	$90,349	$104,988	$62,606

Ratios/Supplemental Data:

Ratio of net expenses to average net assets (3)	2.20%	2.15%	2.16%	2.22%	2.40%

Ratio of net investment income (loss) to average net assets (3,4)	3.75%	2.20%	(0.71)%	(0.39)%	(0.51)%

Portfolio Turnover Rate (5)	334%	643%	332%	51%	515%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	The Fund’s portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Investor Class

	Year Ended August 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$23.11	$24.54	$29.15	$27.87	$22.83

Income (loss) from investment operations:
Net investment income (1)	1.12	0.69	0.04 (6)	0.15	0.08
Net realized and unrealized gain (loss) on investments	1.50	(0.86)	(1.76)	4.80	6.22
Total from investment operations	2.62	(0.17)	(1.72)	4.95	6.30

Less distributions from:
Net investment income	(1.25)	(1.26)	(1.52)	(1.58)	(0.71)
Net realized gains	—	—	(1.37)	(2.09)	(0.55)
Total distributions	(1.25)	(1.26)	(2.89)	(3.67)	(1.26)

Net asset value, end of year	$24.48	$23.11	$24.54	$29.15	$27.87

Total return (2)	11.56%	(0.59)%	(6.64)%	20.18%	29.04%

Net assets, at end of year (000s)	$76,455	$110,714	$195,277	$220,337	$39,079

Ratios/Supplemental Data:

Ratio of net expenses to average net assets (3)	1.29%	1.22%	1.22%	1.27%	1.45%

Ratio of net investment income to average net assets (3,4)	4.73%	2.96%	0.14%	0.53%	0.34%

Portfolio Turnover Rate (5)	334%	643%	332%	51%	515%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year.

(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	The Fund’s portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

(6)	The amount of net investment income per share does not accord with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

See accompanying notes to consolidated financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2024

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a diversified series of Advisors Preferred Trust, a Delaware statutory trust (the “Trust”) organized on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares with commencement of operations on September 1, 2004 and October 24, 2012, respectively. The Fund was reorganized on August 9, 2019 from a predecessor fund to a series of Advisors Preferred Trust, a Delaware statutory trust. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and shareholding servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis. Although the Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, primarily including futures contracts, swap agreements, exchange-traded funds (ETFs), naked and covered options on such instruments, currencies, and other unaffiliated investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last bid on the day of valuation. Financial futures, which are traded on an exchange, are valued at the last quoted sales price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit default swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

b) Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2024 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Open End Funds	$92,374,165	$—	$—	$92,374,165
U.S. Government & Agencies	—	13,940,540	—	13,940,540
Short-Term Investments	6,756,085	—	—	6,756,085
Total Investments	$99,130,250	$13,940,540	$—	$113,070,790
Derivatives
Futures Contracts **	$1,618,865	$—	$—	$1,618,865
Swap Contracts ^	—	1,447,624	—	1,447,624
Total Derivatives	$1,618,865	$1,447,624	$—	$3,066,489
Total Assets	$100,749,115	$15,388,164	$—	$116,137,279
Liabilities
Derivatives
Futures Contracts **	$(40,715)	$—	$—	$(40,715)
Swap Contracts ^	—	(301,256)	—	(301,256)
Total Liabilities	$(40,715)	$(301,256)	$—	$(341,971)

The Fund did not hold any Level 3 securities during the current period ended.

*	Refer to the Consolidated Schedule of Investments for classification by asset class.

**	Includes cumulative unrealized gain (loss) on futures contracts open at August 31, 2024.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

c)	Consolidation of Subsidiaries – Hundredfold Select Alternative Fund Limited (“HFSA Fund Limited”)

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Hundredfold Select Alternative Fund include the accounts of HFSA Fund Limited, a wholly owned and controlled subsidiary. HFSA Fund Limited is a fund incorporated as an exempted company under the companies’ law of the Cayman Islands on June 19, 2018 and is a controlled foreign corporation for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The Hundredfold Select Alternative Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	August 31, 2024	August 31, 2024
HFSA Fund Limited	6/19/2018	$ 1,393,563	0.9%

d) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities, if indicated on the Consolidated Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts.

g) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). Passive ETFs are a type of index fund bought and sold on a securities exchange. A passive ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

h) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Upfront payments on Credit Default Swaps are amortized over the life of the contract.

i) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

j) Federal Income Taxes – The Fund has complied, and intends to continue to comply, with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

For tax purposes, HFSA Fund Limited (“HFSA”) is an exempted Cayman Islands investment company. HFSA has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, HFSA is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2021 through August 31, 2023 or expected to be taken in the Fund’s August 31, 2024 year-end tax returns.

k) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

l) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

m) Market Risks – Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

3.	INVESTMENT AND DERIVATIVE TRANSACTIONS

For the year ended August 31, 2024, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $311,951,178 and $338,052,773, respectively.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the year ended August 31, 2024, the Fund invested in futures and swap contracts.

Asset/Liability Derivatives
	Commodity risk	Credit risk	Equity risk	Currency	Total
Futures[1]	$138,630	$—	$1,470,920	$(31,400)	$1,578,150
Swap contracts[2]	—	118,323	1,028,045	—	1,146,368
Total	$138,630	$118,323	$2,498,965	$(31,400)	$2,724,518

1.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation (depreciation) on futures.

2.	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on credit default swaps; unrealized appreciation and depreciation on swap contracts-OTC.

The following is a sumary of the realized gain (loss) and unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations categorized by risk for the year ended August 31, 2024:

	Commodity risk	Credit risk	Currency risk	Equity risk	Total
Realized gain (loss)[3]
Futures contracts	$(167,247)	$110,199	$(34,653)	$2,315,129	$2,223,428
Swap contracts	—	2,687,129	—	207,974	2,895,103
Total realized gain (loss)	$(167,247)	$2,797,328	$(34,653)	$2,523,103	$5,118,531

Change in unrealized appreciation (depreciation)[4]
Futures contracts	$(313,165)	$—	$(31,400)	$927,041	$582,476
Swap contracts	—	(65,202)	—	773,993	708,791
Total change in unrealized appreciation (depreciation)	$(313,165)	$(65,202)	$(31,400)	$1,701,034	$1,291,267

3.	Consolidated Statement of Operations location: Net realized gain from on futures and swaps.

4.	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2024, as disclosed in the Consolidated Schedule of Investments and the amounts of realized gain (loss) and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS AND LIABILITIES

The Fund’s policy is to recognize a gross asset or liability equal to the unrealized gain/ (loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swaps contracts. During the year ended August 31, 2024, the Fund is subject to a master netting arrangement for the swaps and futures. The following table shows additional information regarding the offsetting of assets and liabilities at August 31, 2024.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

				Gross Amounts Not Offset in the
		Gross Amounts	Net Amounts of	Consolidated Statement of Assets &
Assets:		Offset in the	Assets Presented in	Liabilities
		Consolidated	the Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Liabilities	Instruments	Received	Net Amount
Swaps Contracts	$1,329,301	$—	$1,329,301	$(301,256)	$—	$1,028,045
Futures Contracts	1,618,865	—	1,618,865	(40,715)	—	1,578,150
Total	$2,948,166	$—	$2,948,166	$(341,971)	$—	$2,606,195

		Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
		Offset in the	Liabilities Presented in	the Consolidated Statement
Liabilities:	Gross Amounts of	Consolidated	the Consolidated	of Assets & Liabilities
	Recognized	Statement of Assets	Statement of Assets &	Financial	Cash Collateral
	Liabilities	& Liabilities	Liabilities	Instruments	Pledged	Net Amount
Swaps Contracts	$(301,256)	$—	$(301,256)	$301,256	$—	$—
Futures Contracts	(40,715)	—	(40,715)	40,715	—	—
Total	$(341,971)	$—	$(341,971)	$341,971	$—	$—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and gross unrealized appreciation and depreciation, including futures and swaps, at August 31, 2024, were as follows:

	Gross	Gross
Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	(Depreciation)	Appreciation
$114,695,689	$21,170,116	$(19,606,730)	$1,563,386

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2024	August 31, 2023
Ordinary Income	$8,916,783	$12,747,247
	$8,916,783	$12,747,247

As of August 31, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$2,447,370	$—	$—	$(28,107,937)	$138,630	$1,563,386	$(23,958,551)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the mark-to-market on open futures and mark-to-market on swap contracts, and adjustments for the Fund’s wholly owned subsidiary. In addition, other book/tax differences relate to mark-to-market on open futures contracts in the Fund’s wholly owned subsidiary.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

At August 31, 2024, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and amounts utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$18,167,498	$9,940,439	$28,107,937	$1,423,600

Permanent book and tax differences, primarily attributable to the tax adjustments for the Fund’s wholly owned subsidiary, resulted in reclassifications for the Fund for the fiscal year ended August 31, 2024, as follows:

Paid In	Accumulated
Capital	Deficit
$68,391	$(68,391)

7.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the year ended August 31, 2024, the Fund paid $1,702,017 in advisory fees.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, and a distribution fee at the rate of 0.75% on an annualized basis of the average net assets are attributable to Service Class Shares of the Fund. The fees are paid to Ceros Financial Services Inc. (the “Distributor” or “Ceros”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended August 31, 2024, the Fund incurred $766,552 in fees. During the year ended August 31, 2024, Ceros, a registered broker/dealer, executed trades on behalf of the Fund and received $230 in trade commissions.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of the Fund. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.25% of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing and distribution-related activities or service and/or maintenance of accounts, not otherwise required to be provided by the Advisor. For the year ended August 31, 2024, the Fund incurred $84,189 in fees.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,000 in fees for the year ended August 31, 2024.

Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Fund and receive an annualized fee of 0.25% based on the average daily net assets of the Fund attributable to clients of Spectrum Financial, Inc. who are Service Class shareholders of the Fund. For the year ended August 31, 2024, there were no fees paid under this agreement.

Ultimus Fund Solutions, LLC (“UFS”), UFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Under the terms of the Funds’ agreement with UFS, UFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Hundredfold Select Alternative Fund
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)
August 31, 2024

In addition, certain affiliates of UFS provide services to each Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. UFS is responsible for these fees.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates. The Advisor pays trustee fees with respect to the Fund.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of August 31, 2024, National Financial Services LLC and Pershing LLC hold shares for the benefit of others in nominee name, totaling approximately 39% and 27% respectively of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and
Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hundredfold Select Alternative Fund (the “Fund”), a series of Advisors Preferred Trust, as of August 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
October 29, 2024

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2024

Approval of Renewal of the Investment Advisory Agreements and Sub-Advisory Agreements – Hundredfold Select Alternative Fund (and its subsidiary)

At an in-person Board meeting held on May 23, 2024 (the “Meeting”) the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of Hundredfold Select Alternative Fund and its subsidiary (the “Fund” or “Hundredfold Select” and “Hundredfold Select Alternative Fund, Limited.”, respectively); and the renewal of the sub-advisory agreement (the “Sub-Advisory Agreements”) between the Adviser and Hundredfold Advisors, LLC (the “Sub-Adviser or “Hundredfold”). The Directors of the Hundredfold Select Alternative Fund Limited, a wholly owned foreign subsidiary of Hundredfold Select, approved an investment advisory agreement between Hundredfold Select Alternative Fund Limited and the Adviser (the “Subsidiary Advisory Agreement”) as well as a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”) between the Adviser and Hundredfold Advisors with respect to the Hundredfold Select Alternative Fund Limited. (all together the “Advisory Agreements”).

The Board then reviewed and discussed the written materials that were provided by Advisors Preferred, LLC and Hundredfold Advisors in advance of the Meeting and deliberated on the renewal of the Advisory Agreements with respect to Hundredfold Select (and subsidiary Hundredfold Select Alternative Fund Limited). The Board members relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements with respect to Hundredfold Select. The Board conducted some of their deliberations on a joint basis for the Adviser and the Sub-Adviser given the close working relationship of the Adviser and Sub-Adviser and conducted their deliberations on a consolidated basis for the Fund and its subsidiary.

Nature, Extent and Quality of Services: With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s Form ADV, and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions, including asset allocation, sector selection and trade execution are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by Hundredfold and those executed by the Adviser. The Board reviewed the experience of professional personnel from both the Adviser and Sub-Adviser performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and the respective portfolio managers. Further the Board reviewed a certification from each of the Adviser and the Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and noted that each of the Adviser and Sub-Adviser have adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

Advisors Preferred LLC: The Board reviewed the balance sheet of the Adviser as of March 31, 2024, and the profit and loss statement for January through March 31, 2024. The Board also reviewed the audited financials of the Adviser as of December 31, 2023. The Adviser reported $1.7 billion in total assets under management in active mutual funds and the CEO of the Adviser noted the commitment from the Adviser to grow assets and fees as discussed earlier.

The Board discussed the Adviser’s compliance program with the CCO of the Trust. The Board considered that the CCO of the Trust also serves as CCO of the Adviser and acknowledged they are confident in her

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2024

abilities with respect to both positions. The Trustees were comfortable that if a conflict of interest were to arise, counsel would be called upon for a solution. The Board noted that the Adviser continues to have in place procedures which are currently working to prevent violations of applicable securities laws. The Adviser CCO confirmed that she has the support and resources to ensure the compliance procedures of the Adviser are updated in accordance with current SEC rules. The Board considered that the cybersecurity risk of the Adviser is managed by Sikich LLP with no data breaches reported. The Board discussed the overall technology of the Adviser with the CCO. The Adviser confirmed adequate Professional Liability Insurance is in place. Counsel noted the Board had previously reviewed the business continuity plan for the Adviser. The Board concluded that the Adviser has qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements. The Board reviewed financial statements of the Adviser and concluded it has sufficient financial resources to fulfill its Trust-related obligations, based in part on a representation that the Adviser has access to additional capital, as needed.

Hundredfold Advisors, LLC: The Board reviewed the income statement of Hundredfold Advisors for the four months ended April 30, 2024 and the balance sheet, as of April 30, 2024 and found the Sub-Adviser was financially adequate to continue to service Hundredfold Select. The Board recalled that Hundredfold Advisors donates its advisory services, and that Spectrum Financial LLC supplies the support services for Hundredfold Select. The Board concluded that Hundredfold Advisors is sufficiently financially sound to continue to serve as sub-adviser to Hundredfold Select and its subsidiary.

The Board confirmed with the Adviser’s CCO that she works with the CCO of Spectrum Financial, LLC who also serves as CCO of Hundredfold Advisors, and she had reviewed the policies and procedures manual of Hundredfold Advisors, including their latest revisions and business continuity plans. The Board confirmed the cybersecurity risk management is the responsibility of the compliance and IT teams of Spectrum Financial, and that there were no reported breaches.

The Board determined that Hundredfold Advisors has a compliance program in place that is reasonably designed to prevent violation of the applicable federal securities laws. The Board noted they are familiar with the portfolio managers and their qualifications in managing Hundredfold Select.

Performance. The Board considered that the Adviser delegates day-to-day investment decisions to Hundredfold and, therefore, does not directly control the performance of Hundredfold Select Fund. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Fund, obtaining derivative agreements for the Fund and reporting to the Board. The Trustees concluded that the Adviser appears to be properly and reasonably monitoring the Sub-Adviser’s adherence to the Fund’s investment objectives and appears to be carrying out its functions appropriately.

The Board reviewed the Fund’s performance for the one-, three-, five- and ten-year periods ended March 31, 2024 and found the Fund outperformed the Bloomberg Aggregate Bond Index for the one-, three-five- and 10-year periods. The Board also compared the Fund’s performance to the Morningstar Tactical Allocation category and found the Fund lagged for the one- and three-year periods and outperformed for the longer five- and ten- year periods. The Board noted the Fund had lagged S&P 500 Index for all periods. The Board observed that the S&P 500 Index is shown primarily for a market performance reference point but does not serve as direct comparison because its 100% equity composition is outside the moderate return investment mandate and alternative strategy of the Fund. The Board noted that based on the experience of the portfolio manager and with oversight by the Adviser, Hundredfold Advisors is expected to continue to provide satisfactory performance for the Fund and its shareholders.

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2024

Fees and Expenses: As to the costs of the services provided to the Fund by the Adviser and Sub-Adviser, respectively, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund compared to its peer group and Morningstar category or categories as presented in the Meeting Materials. The Board acknowledged that the Adviser pays the Sub-Adviser directly consistent with agreements in effect and any breakpoints in effect.

The Board noted the advisory fee of 1.00% for Hundredfold Select was well within the reasonable range and below the maximum management fee for the Morningstar Tactical Allocation Category. The Adviser pays Hundredfold Advisors directly 0.65% of the advisory fee on the first $150 million, then 0.80% on amounts over $150 million. The Board discussed the net expenses of 1.39% for Investor Class shares and 2.32% for Service Class shares and found both well within the reasonable range of Institutional and C class shares, respectively, and for Service Class, below the average net expenses of the Morningstar Tactical Allocation respective Class C category. The Board concluded that the advisory fee and net expenses for Hundredfold Select are reasonable.

In the review of expenses with respect to Hundredfold Select, the Board reviewed and considered the split of the Advisory fee between the Adviser and Sub-Adviser (the sub-adviser being paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services to be provided to the respective Fund. The Board concluded that the advisory fees and net expenses of the Fund were reasonable, taking into consideration the complex investment strategy for the Fund.

Profitability of Adviser: The Board reviewed the levels of profits to the Adviser for the fiscal year ended August 31, 2023 from Hundredfold Select with respect to advisory fees and from the total relationship with the Fund. With respect to Hundredfold Select, the Board noted the adviser made 10% profit from advisory fees and a 7% profit the totality of relationship perspective with the Fund. The Board reviewed the split between the Adviser and the Sub-Adviser and found it reasonable. The Board concluded that excess profits to the Adviser from its relationship with Hundredfold Select are not of concern at this time and agreed to monitor the profits as the Fund increases in assets.

Profitability of Sub-Adviser: The Board reviewed the levels of profits to Hundredfold Advisors, LLC for the year ended August 31, 2023. They noted the situation with respect to sub-advisory fees and from the total relationship with the Fund and that the Sub-Adviser usually charges higher fees for separately managed accounts with similar investment strategies or have fee structures that are not directly comparable. The Board, in consultation with counsel noted that current court rulings with respect to profitability suggest up to or even over a 70% profit margin for any adviser or sub-adviser could be acceptable and not considered excessive.

The Board noted that Hundredfold Advisors is owned 100% by the Simply Distribute Foundation, a non-profit. They reviewed the profitability analysis submitted by Hundredfold Advisors and noted that it receives 0.65% on assets up to and including $150 million and 0.80% for higher asset levels. The Trustees noted that Hundredfold Advisors has almost no overhead expenses, as the back office and personnel are supplied by Spectrum Financial, LLC. The Board acknowledged that as most of all Hundredfold Advisor’s portfolio management services provided by Mr. Doudera and Ms. Collins are provided at no cost, the Sub-Adviser’s profits were extremely high, but not retained by Hundredfold Advisors. However, after giving consideration to the high percentage of these profits going to charities, the Board found the high profits were acceptable. The Board also considered that the profitability of Hundredfold Advisors would be reasonable if direct and full overhead expenses were included to cover the costs of portfolio management and support services. The Board did note, however, that Spectrum Financial, LLC may receive a shareholder servicing fee from Hundredfold Select for providing services to its clients that are invested in

Hundredfold Select Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2024

the Fund. After considering the non-conventional ways of measuring Sub-Adviser profits, and that services had been donated to the Fund to help further its charitable purpose; the Board found the level of profit from the Sub-Adviser’s relationship with the Fund was not excessive, and after charitable donations, Hundredfold Advisors does not profit from its relationship with the Fund. The Board concluded that excess profits to the Sub-Adviser from its relationship with the Fund is not of current concern.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Adviser reported an estimate of $500 million to be the minimum asset level required to reach such economies of scale and that the Fund may not achieve economies of scale as it may face capacity issues under certain investment strategies. The Board discussed the Adviser’s expectations for the growth in net assets of the Fund and concluded that any material economies of scale were not a concern at present assets levels. The Trustees noted economies of scale is an advisory agreement concern and is not a consideration for approval of any sub-advisory agreements. The Board agreed to revisit economies of scale as assets of the Fund continue to grow.

Conclusion. In considering the approval, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement, Subsidiary Advisory Agreement; and the Sub-Advisory Agreement and Subsidiary Subadvisory Agreement. Accordingly, having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the advisory agreements as appropriate; the Board found the continuation of the advisory agreements is in the best interests of Hundredfold Select and its shareholders.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848, by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by visiting www.Hundredfoldselect.com for a voting record.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
272 Bendix Road, Suite 600
Virginia Beach, VA 23452

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer/President

Date 10/18/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer/President

Date 10/18/24

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Principal Financial Officer/Treasurer

Date 10/18/24